UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       July 8, 2008

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)
Yukon, Canada
(State or other jurisdiction of incorporation)
000-30586	98-0372413
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3 E1
(Address of principal executive offices)	(Zip Code)

(604) 688-8323
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On July 8, 2008 (the “Closing Date”), Ivanhoe Energy Inc. (the “Corporation”) completed a private placement transaction (the “Placement”), whereby it issued 29,334,000 special warrants (the “Special Warrants”) to exempt purchasers (the “Subscribers”) at a price of Cdn.$3.00 per Special Warrant for aggregate subscription proceeds of Cdn.$88,002,000 (the “Proceeds”). Each Special Warrant entitles the holder to receive, subject to adjustment, one common share (“Underlying Common Share”) of the Corporation for no additional consideration at any time from the Closing Date until the date that is four months and one day from such date (the “Expiry Date”).

The Corporation used a portion of the Proceeds to fund the acquisition (the “Acquisition”) of certain oilsands leases in the Province of Alberta from Talisman Energy Canada and the related rights, interests and assets. The remainder of the net Proceeds will be used for the Corporation’s planned development activities on the acquired oilsands leases and for general working capital purposes.

The Special Warrants will be deemed to have been converted into Underlying Common Shares on the earlier of (i) the first business day after the date on which the Corporation obtains a receipt for the final prospectus qualifying the distribution of the Underlying Common Shares in the provinces of British Columbia, Alberta, Ontario and Quebec, and (ii) the Expiry Date.

Tristone Capital Inc. and Raymond James Ltd. (together, the “Agents”), in their role as agents for the Placement and financial advisors to the Corporation, received a cash commission equal to 5% of the Proceeds, with the exception of  3,333,300 Special Warrants issued to certain select subscribers, in which only a 1% cash commission was paid to the Agents.

The issuance of the Special Warrants to the Subscribers is not subject to registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), because the Special Warrants will be sold (i) within the United States or to U.S. persons (as defined in Rule 902(k) of the Securities Act) only to accredited investors in reliance on Regulation D under the Securities Act, and (ii) outside of the United States under Rule 903 of the Securities Act.

A copy of the Corporation’s press release announcing the completion of the Placement is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 8, 2008 announcing completion of private placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	July 14, 2008
IVANHOE ENERGY INC.
By:	/s/ Beverly A. Bartlett
Name: Beverly A. Bartlett Title: Vice President & Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 8, 2008 announcing completion of private placement